Exhibit 99.1

Five9 Reports First Quarter Revenue Growth of 28% to a Record $95.1 Million
33% Growth in LTM Enterprise Subscription Revenue
Seventeenth Consecutive Quarter of Positive Operating Cash Flow at $10.4 Million

SAN RAMON, Calif. - May 4, 2020 - Five9, Inc. (NASDAQ:FIVN), a leading provider of cloud contact center software, today reported results for the first quarter ended March 31, 2020.
First Quarter 2020 Financial Results
•Revenue for the first quarter of 2020 increased 28% to a record $95.1 million, compared to $74.5 million for the first quarter of 2019.
•GAAP gross margin was 57.9% for the first quarter of 2020, compared to 58.6% for the first quarter of 2019.
•Adjusted gross margin was 64.1% for the first quarter of 2020, compared to 63.4% for the first quarter of 2019.
•GAAP net loss for the first quarter of 2020 was $(7.4) million, or $(0.12) per basic share, compared to GAAP net loss of $(1.9) million, or $(0.03) per basic share, for the first quarter of 2019.
•Non-GAAP net income for the first quarter of 2020 was $11.1 million, or $0.17 per diluted share, compared to non-GAAP net income of $10.0 million, or $0.16 per diluted share, for the first quarter of 2019.
•Adjusted EBITDA for the first quarter of 2020 was $14.1 million, or 14.9% of revenue, compared to $11.8 million, or 15.9% of revenue, for the first quarter of 2019.
•GAAP operating cash flow for the first quarter of 2020 was $10.4 million, compared to GAAP operating cash flow of $11.2 million for the first quarter of 2019.

“We delivered strong first quarter results, with revenue of $95.1 million, up 28% year-over-year, driven by our continued success in our Enterprise business. I am extremely proud of the ways in which we’ve delivered exceptional service to our customers during the COVID-19 pandemic. In recent weeks we’ve helped our customers transition tens of thousands of agents to work from home, and mobilized a rapid response team and toolset to give customers flexibility to scale up and scale down on the platform. Throughout this challenging time and when it mattered most, we delivered the highest uptime in the history of the Company. We believe the steady migration of premise to cloud only stands to accelerate given the crucial need for people to work from home, and, the increasing importance around customer service and retention. As we move through 2020, we will strive to continue to deliver the extraordinary service Five9 is known for and maintain our focus on disciplined and balanced growth.”

- Rowan Trollope, CEO, Five9
Business Outlook
Five9 provides guidance based on current market conditions and expectations. The Company emphasizes that the guidance is subject to various important cautionary factors referenced in the section entitled "Forward-Looking Statements" below, including risks and uncertainties associated with the COVID-19 pandemic.
•For the full year 2020, Five9 expects to report:
•Revenue in the range of $380.5 to $383.5 million, same as the prior guidance range that was previously provided on February 19, 2020.
•GAAP net loss in the range of $(45.4) to $(42.4) million, or $(0.72) to $(0.67) per basic share, lower than the prior guidance range of $(30.9) to $(27.9) million, or $(0.48) to $(0.43) per basic share, that was previously provided on February 19, 2020.
•Non-GAAP net income in the range of $48.3 to $51.3 million, or $0.72 to $0.76 per diluted share, lower than the prior guidance range of $55.5 to $58.5 million, or $0.83 to $0.87 per diluted share, that was previously provided on February 19, 2020.
•For the second quarter of 2020, Five9 expects to report:
•Revenue in the range of $90.5 to $91.5 million.
•GAAP net loss in the range of $(16.7) to $(15.7) million, or $(0.27) to $(0.25) per basic share.
•Non-GAAP net income in the range of $9.8 to $10.8 million, or $0.15 to $0.16 per diluted share.

Conference Call Details
Five9 will discuss its first quarter 2020 results today, May 4, 2020, via teleconference at 4:30 p.m. Eastern Time. To access the call (ID 6923609), please dial: 888-394-8218 or 720-452-9217. An audio replay of the call will be available through May 18, 2020 by dialing 888-203-1112 or 719-457-0820 and entering access code 6923609. A copy of this press release will be furnished to the Securities and Exchange Commission on a Current Report on Form 8-K and will be posted to our web-site, prior to the conference call.
A webcast of the call will be available on the Investor Relations section of the Company’s web-site at http://investors.five9.com/.

Non-GAAP Financial Measures
In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), this press release and the accompanying tables contain certain non-GAAP financial measures. We calculate adjusted gross profit and adjusted gross margin by adding back the following items to gross profit: depreciation, intangibles amortization and stock-based compensation. We calculate adjusted EBITDA by adding back or removing the following items to or from GAAP net loss: depreciation and amortization, stock-based compensation, interest expense, interest (income) and other, acquisition-related transaction costs, non-recurring litigation settlement costs and related indemnification fees, and provision for (benefit from) income taxes. We calculate non-GAAP operating income as GAAP operating income excluding stock-based compensation, intangibles amortization, acquisition-related transaction costs, and non-recurring litigation settlement costs and related indemnification fees. We calculate non-GAAP net income as GAAP net loss excluding stock-based compensation, intangibles amortization, amortization of discount and issuance costs on convertible senior notes, acquisition-related transaction costs, non-recurring litigation settlement costs and related indemnification fees, and gain on sale of convertible note held for investment. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies. Five9 considers these non-GAAP financial measures to be important because they provide useful measures of the operating performance of the Company, exclusive of factors that do not directly affect what we consider to be our core operating performance, as well as unusual events. The Company’s management uses these measures to (i) illustrate underlying trends in the Company’s business that could otherwise be masked by the effect of income or expenses that are excluded from non-GAAP measures, and (ii) establish budgets and operational goals for managing the Company’s business and evaluating its performance. In addition, investors often use similar measures to evaluate the operating performance of a company. Non-GAAP financial measures are presented only as supplemental information for purposes of understanding the Company’s operating results. The non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP. Please see the reconciliation of non-GAAP financial measures set forth herein and attached to this release.

Forward-Looking Statements
This news release contains certain forward-looking statements, including the statements in the quote from our Chief Executive Officer, including statements regarding Five9’s expectations for acceleration from on premise contact centers to the cloud and drivers thereof, Five9’s ability to continue to deliver a high level of service to its customers, and Five9’s growth expectations, and the second quarter and full year 2020 financial projections set forth under the caption “Business Outlook,” that are based on our current expectations and involve numerous risks and uncertainties that may cause these forward-looking statements to be inaccurate. Risks that may cause these forward-looking statements to be inaccurate include, among others: (i) the effects of the COVID-19 pandemic have materially affected how we, our clients and business partners are operating, and the duration and extent to which this will impact our future results of operations and overall financial performance remains uncertain; (ii) our quarterly and annual results may fluctuate significantly, including as a result of the timing and success of new product and feature introductions by us, may not fully reflect the underlying performance of our business and may result in decreases in the price of our common stock; (iii) if we are unable to attract new clients or sell additional services and functionality to our existing clients, our revenue and revenue growth will be harmed; (iv) our recent rapid growth may not be indicative of our future growth, and even if we continue to grow rapidly, we may fail to manage our growth effectively; (v)

failure to adequately retain and expand our sales force will impede our growth; (vi) if we fail to manage our technical operations infrastructure, our existing clients may experience service outages, our new clients may experience delays in the deployment of our solution and we could be subject to, among other things, claims for credits or damages; (vii) our growth depends in part on the success of our strategic relationships with third parties and our failure to successfully maintain, grow and manage these relationships could harm our business; (viii) we have established, and are continuing to increase, our network of master agents and resellers to sell our solution; our failure to effectively develop, manage, and maintain this network could materially harm our revenues; (ix) adverse economic conditions may harm our business; (x) security breaches and improper access to or disclosure of our data or our clients’ data, their customers’ data, or other cyber attacks on our systems, could result in litigation and regulatory risk, harm our reputation and our business; (xi) the markets in which we participate involve numerous competitors and are highly competitive, and if we do not compete effectively, our operating results could be harmed; (xii) if our existing clients terminate their subscriptions or reduce their subscriptions and related usage, our revenues and gross margins will be harmed and we will be required to spend more money to grow our client base; (xiii) we sell our solution to larger organizations that require longer sales and implementation cycles and often demand more configuration and integration services or customized features and functions that we may not offer, any of which could delay or prevent these sales and harm our growth rates, business and operating results; (xiv) because a significant percentage of our revenue is derived from existing clients, downturns or upturns in new sales will not be immediately reflected in our operating results and may be difficult to discern; (xv) we rely on third-party telecommunications and internet service providers to provide our clients and their customers with telecommunication services and connectivity to our cloud contact center software and any failure by these service providers to provide reliable services could cause us to lose clients and subject us to claims for credits or damages, among other things; (xvi) we have a history of losses and we may be unable to achieve or sustain profitability; (xvii) the contact center software solutions market is subject to rapid technological change, and we must develop and sell incremental and new products in order to maintain and grow our business; (xviii) we may not be able to secure additional financing on favorable terms, or at all, to meet our future capital needs; (xix) we may acquire other companies or technologies or be the target of strategic transactions, which could divert our management’s attention, result in additional dilution to our stockholders and otherwise disrupt our operations and harm our operating results; (xx) failure to comply with laws and regulations could harm our business and our reputation; (xxi) we may not have sufficient cash to service our convertible senior notes and repay such notes, if required; and (xxii) the other risks detailed from time-to-time under the caption “Risk Factors” and elsewhere in our Securities and Exchange Commission filings and reports, including, but not limited to, our most recent annual report on Form 10-K and quarterly reports on Form 10-Q. Such forward-looking statements speak only as of the date hereof and readers should not unduly rely on such statements. We undertake no obligation to update the information contained in this press release, including in any forward-looking statements.

About Five9
Five9 is a leading provider of cloud contact center software for the intelligent contact center space, bringing the power of cloud innovation to customers and facilitating more than six billion call minutes annually. Five9 provides end-to-end solutions with omnichannel routing, analytics, WFO and AI to increase agent productivity and deliver tangible business results. The Five9 Genius platform is reliable, secure, compliant and scalable; designed to create exceptional personalized customer experiences. For more information, visit www.five9.com.

FIVE9, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	March 31, 2020	December 31, 2019
ASSETS
Current assets:
Cash and cash equivalents	$155,863	$77,976
Marketable investments	170,433	241,973
Accounts receivable, net	39,972	37,655
Prepaid expenses and other current assets	13,396	10,656
Deferred contract acquisition costs	14,317	13,014
Total current assets	393,981	381,274
Property and equipment, net	34,940	33,190
Operating lease right-of-use assets	11,034	8,746
Intangible assets, net	14,543	15,533
Goodwill	11,798	11,798
Other assets	3,316	1,184
Deferred contract acquisition costs — less current portion	34,047	30,655
Total assets	$503,659	$482,380
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$8,367	$10,156
Accrued and other current liabilities	24,738	18,385
Operating lease liabilities	6,087	5,064
Accrued federal fees	1,754	2,303
Sales tax liabilities	1,723	1,885
Finance lease liabilities	2,812	3,518
Deferred revenue	25,632	24,681
Total current liabilities	71,113	65,992
Convertible senior notes	212,924	209,604
Sales tax liabilities — less current portion	843	838
Operating lease liabilities — less current portion	5,438	4,329
Finance lease liabilities — less current portion	286	809
Other long-term liabilities	6,589	4,350
Total liabilities	297,193	285,922
Stockholders’ equity:
Common stock	62	61
Additional paid-in capital	368,260	351,870
Accumulated other comprehensive income	1,630	576
Accumulated deficit	(163,486)	(156,049)
Total stockholders’ equity	206,466	196,458
Total liabilities and stockholders’ equity	$503,659	$482,380

FIVE9, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended
	March 31, 2020	March 31, 2019

Revenue	$95,088	$74,538
Cost of revenue	40,037	30,851
Gross profit	55,051	43,687
Operating expenses:
Research and development	15,189	10,546
Sales and marketing	30,160	21,701
General and administrative	14,658	11,762
Total operating expenses	60,007	44,009
Loss from operations	(4,956)	(322)
Other income (expense), net:
Interest expense	(3,484)	(3,396)
Interest income and other	1,072	1,745
Total other income (expense), net	(2,412)	(1,651)
Loss before income taxes	(7,368)	(1,973)
Provision for (benefit from) income taxes	69	(49)
Net loss	$(7,437)	$(1,924)
Net loss per share:
Basic and diluted	$(0.12)	$(0.03)
Shares used in computing net loss per share:
Basic and diluted	61,705	59,367

FIVE9, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three Months Ended
	March 31, 2020	March 31, 2019
Cash flows from operating activities:
Net loss	$(7,437)	$(1,924)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	4,970	3,192
Amortization of operating lease right-of-use assets	1,394	1,010
Amortization of premium on marketable investments	177	(421)
Provision for doubtful accounts	255	14
Stock-based compensation	13,794	8,686
Gain on sale of convertible note held for investment	—	(217)
Amortization of discount and issuance costs on convertible senior notes	3,320	3,079
Others	147	(17)
Changes in operating assets and liabilities:
Accounts receivable	(2,620)	(1,046)
Prepaid expenses and other current assets	(2,754)	(1,721)
Deferred contract acquisition costs	(4,695)	(2,471)
Other assets	(2,132)	(7,845)
Accounts payable	(1,121)	552
Accrued and other current liabilities	4,802	7,724
Accrued federal fees and sales tax liability	(707)	(425)
Deferred revenue	3,378	416
Other liabilities	(377)	2,604
Net cash provided by operating activities	10,394	11,190
Cash flows from investing activities:
Purchases of marketable investments	(62,339)	(34,427)
Proceeds from maturities of marketable investments	134,610	39,497
Purchases of property and equipment	(6,045)	(3,985)
Cash paid to acquire substantially all of the assets of Whendu LLC	(100)	—
Proceeds from sale of convertible note held for investment	—	217
Net cash provided by investing activities	66,126	1,302
Cash flows from financing activities:
Proceeds from exercise of common stock options	2,596	982
Payments of finance leases	(1,229)	(1,894)
Net cash provided by (used in) financing activities	1,367	(912)
Net increase in cash and cash equivalents	77,887	11,580
Cash and cash equivalents:
Beginning of period	77,976	81,912
End of period	$155,863	$93,492

FIVE9, INC.
RECONCILIATION OF GAAP GROSS PROFIT TO ADJUSTED GROSS PROFIT
(In thousands, except percentages)
(Unaudited)

	Three Months Ended
	March 31, 2020	March 31, 2019

GAAP gross profit	$55,051	$43,687
GAAP gross margin	57.9%	58.6%
Non-GAAP adjustments:
Depreciation	2,850	2,278
Intangibles amortization	1,090	88
Stock-based compensation	1,989	1,229
Adjusted gross profit	$60,980	$47,282
Adjusted gross margin	64.1%	63.4%

FIVE9, INC.
RECONCILIATION OF GAAP NET LOSS TO ADJUSTED EBITDA
(In thousands, except percentages)
(Unaudited)

	Three Months Ended
	March 31, 2020	March 31, 2019

GAAP net loss	$(7,437)	$(1,924)
Non-GAAP adjustments:
Depreciation and amortization	4,970	3,192
Stock-based compensation	13,794	8,686
Interest expense	3,484	3,396
Interest income and other	(1,072)	(1,745)
Legal and indemnification fees related to settlement	—	292
Acquisition-related transaction costs	329	—
Provision for (benefit from) income taxes	69	(49)
Adjusted EBITDA	$14,137	$11,848
Adjusted EBITDA as % of revenue	14.9%	15.9%

FIVE9, INC.
RECONCILIATION OF GAAP OPERATING LOSS TO NON-GAAP OPERATING INCOME
(In thousands)
(Unaudited)

	Three Months Ended
	March 31, 2020	March 31, 2019

Loss from operations	$(4,956)	$(322)
Non-GAAP adjustments:
Stock-based compensation	13,794	8,686
Intangibles amortization	1,090	88
Legal and indemnification fees related to settlement	—	292
Acquisition-related transaction costs	329	—
Non-GAAP operating income	$10,257	$8,744

FIVE9, INC.
RECONCILIATION OF GAAP NET LOSS TO NON-GAAP NET INCOME
(In thousands, except per share data)
(Unaudited)

	Three Months Ended
	March 31, 2020	March 31, 2019

GAAP net loss	$(7,437)	$(1,924)
Non-GAAP adjustments:
Stock-based compensation	13,794	8,686
Intangibles amortization	1,090	88
Amortization of discount and issuance costs on convertible senior notes	3,320	3,079
Legal and indemnification fees related to settlement	—	292
Acquisition-related transaction costs	329	—
Gain on sale of convertible note held for investment	—	(217)
Non-GAAP net income	$11,096	$10,004
GAAP net loss per share:
Basic and diluted	$(0.12)	$(0.03)
Non-GAAP net income per share:
Basic	$0.18	$0.17
Diluted	$0.17	$0.16
Shares used in computing GAAP net loss per share:
Basic and diluted	61,705	59,367
Shares used in computing non-GAAP net income per share:
Basic	61,705	59,367
Diluted	65,161	62,754

FIVE9, INC.
SUMMARY OF STOCK-BASED COMPENSATION, DEPRECIATION AND INTANGIBLES AMORTIZATION
(In thousands)
(Unaudited)

	Three Months Ended
	March 31, 2020			March 31, 2019
	Stock-Based Compensation	Depreciation	Intangibles Amortization	Stock-Based Compensation	Depreciation	Intangibles Amortization

Cost of revenue	$1,989	$2,850	$1,090	$1,229	$2,278	$88
Research and development	2,806	465	—	1,470	440	—
Sales and marketing	4,106	2	—	2,249	1	—
General and administrative	4,893	563	—	3,738	385	—
Total	$13,794	$3,880	$1,090	$8,686	$3,104	$88

FIVE9, INC.
RECONCILIATION OF GAAP NET LOSS TO NON-GAAP NET INCOME – GUIDANCE
(In thousands, except per share data)
(Unaudited)

	Three Months Ending		Year Ending
	June 30, 2020		December 31, 2020
	Low	High	Low	High

GAAP net loss	$(16,692)	$(15,692)	$(45,438)	$(42,438)
Non-GAAP adjustments:
Stock-based compensation	16,300	16,300	62,465	62,465
Intangibles amortization	2,862	2,862	9,604	9,604
Amortization of discount and issuance costs on convertible senior notes	3,290	3,290	13,424	13,424
One-time integration costs and expenses	2,274	2,274	6,479	6,479
One-time COVID-19 relief bonus for employees	1,766	1,766	1,766	1,766
Income tax expense effects (1)	—	—	—	—
Non-GAAP net income	$9,800	$10,800	$48,300	$51,300
GAAP net loss per share, basic and diluted	$(0.27)	$(0.25)	$(0.72)	$(0.67)
Non-GAAP net income per share:
Basic	$0.16	$0.17	$0.77	$0.82
Diluted	$0.15	$0.16	$0.72	$0.76
Shares used in computing GAAP net loss per share and non-GAAP net income per share:
Basic	62,500	62,500	62,900	62,900
Diluted	67,400	67,400	67,500	67,500

(1)Non-GAAP adjustments do not have an impact on our income tax provision due to past non-GAAP losses.

Investor Relations Contacts:

Five9, Inc.
Barry Zwarenstein
Chief Financial Officer
925-201-2000 ext. 5959
IR@five9.com

The Blueshirt Group for Five9, Inc.
Lisa Laukkanen
415-217-4967
Lisa@blueshirtgroup.com

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